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SECURITY FUNDS
PROSPECTUS
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SECURITY INCOME FUND
    Corporate Bond Series
    Limited Maturity Bond Series
    Government Series
    Global Aggressive Bond Series

SECURITY TAX EXEMPT FUND
SECURITY CASH FUND
MEMBERS OF THE SECURITY BENEFIT GROUP OF COMPANIES, 700 S.W. HARRISON, TOPEKA, KANSAS 66636-0001

PROSPECTUS SUPPLEMENT DATED MARCH 14, 1996

TO PROSPECTUS DATED NOVEMBER 1, 1995, AS SUPPLEMENTED FEBRUARY 2, 1996

Page 39 of the Prospectus, under the heading "PURCHASES AT NET ASSET VALUE" is amended by adding the following paragraph: From March 17, 1996 thru April 30, 1996, Class A shares of Corporate Bond, Limited Maturity Bond and Government Funds will be offered at net asset value without a sales charge to natural persons who are residents of Kansas and who submit a coupon provided by the Distributor with their order. The coupon will be made available through advertising sponsored by the Distributor and will also be provided to any Kansas resident that requests one from the Distributor. Only purchases accompanied by the coupon will be made at net asset value. Dealers effecting transactions in these Funds for such investors will be paid by the Distributor, the standard reallowance as outlined on page 34 of the Prospectus. This offer may be modified or terminated without notice prior to April 30,1996. Investor questions may be directed to the Distributor at 1-800-888-2461, extension 5176.